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                                                                   EXHIBIT 10.31
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                                                                    1. CONTRACT ID NO.                               PAGE OF PAGES
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                N01-HB-07148                                    1       2
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2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.         5. PROJECT NO. (If applicable)
           Two (2)                   See Block 16C.                      N/A
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6. ISSUED BY                  CODE                        7. ADMINISTERED BY (If other than Item 6)            CODE
                                   --------------                                                                   --------------
National Institutes of Health                             BDR Contracts Section, COB, DEA, NHLBI
National Heart, Lung, and Blood Institute                 AIIN: 268907148
6701 Rockledge Drive (RKL2), MSC 7902                     OMB No. 0990-0115
Bethesda, MD 20892-7902
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8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)     (X) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ---
                                                                                    -----------------------------------------------
                                                                                    9B. DATED (SEE ITEM 13)
Gen-Probe, Inc.
10210 Genetic Center Drive                                                       --------------------------------------------------
San Diego, California 92121-4362                                                    10A. MODIFICATION OF CONTRACT/ORDER
                                                                                         NO.
                                                                                             N01-HB-07148
                                                                                (X) -----------------------------------------------
--------------------------------------------------------------------------------    10B. DATED (SEE ITEM 13)
CODE                                    FACILITY CODE                                        January 1, 2000
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                                        11. THIS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS
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[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                        [  ] is extended, [  ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (If required)
O.C. 25.55     Doc. No. 300N1HB07148A     DUNS 115337123     EIN: 1-33-0044608-A2
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                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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[X]   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
----     ORDER NO. IN ITEM 10A.

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      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

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     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
 X   FAR 1.602-1
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     D. OTHER (Specify type of modification and authority)

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E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To update Section H to include the requirement for contractor education in the protection of human research participants.

CONTRACT AMOUNT: $7,583,879 (UNCHANGED)

EXPIRATION DATE: December 31, 2002 (UNCHANGED)

CONTRACT TYPE: Cost-Reimbursement

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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15A. NAME AND TITLE OF SIGNER (Type or print)               16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

  Henry L. Nordhoff, President & CEO                                              Lynda A. Bindseil
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15B. CONTRACTOR/OFFEROR GEN-PROBE INC.  15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                         16C. DATE SIGNED

   /s/ HENRY L. NORDHOFF                     9-20-00        BY /s/ LYNDA A. BINDSEIL                                 9/21/00
   ----------------------------------------                    ----------------------------------------
   (Signature of person authorized to sign)                    (Signature of Contracting Officer)
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NSN 7540-01-152-8070                                         30-105                                   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                         PRESCRIBED BY GSA
                                                                                                                FAR (48 CFR) 53.243
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CONTRACT NO. N01-HB-07148
MODIFICATION NO. 02
PAGE 2

THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

1. ARTICLE C.2. - REPORTING REQUIREMENTS, paragraph a. Quarterly Progress Report, is revised to add the following sentence:

      "The contractor must comply with ARTICLE H.12. in providing a description of education in the protection of human subjects in its next report due on or after October 1, 2000."

2.    ARTICLE H.12., is hereby added to Section H of the contract as follows:

      "ARTICLE H.12. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS

      NIH policy requires education on the protection of human subject participants for all investigators receiving NIH contract awards for research involving human subjects. For a complete description of the NIH Announcement on required education in the protection of human subject participants, the contractor should access the NIH Guide for Grants and Contracts Announcement dated June 5, 2000 at the following website: http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-039.html. The information below is a summary of the NIH Policy Announcement:

      The following information is to be furnished in the first progress report or with the first deliverable submitted to the Government after October 1, 2000, whichever occurs earlier: The contractor is required to submit a description of education in the protection of human subjects that has been completed by the principal investigator and any other individuals, including any subcontractors or consultants, who are responsible for the design and conduct of the research under the contract.

      Curricula that are readily available and meet the educational requirement include the NIH on-line tutorial, titled "Protection of Human Research
      Subjects: Computer-Based Training for Researchers," available at http://ohsr.od.nih.gov/cbt. This site may be downloaded at no cost and modified for use by the contractor, if desired. In addition, the University of Rochester has made available its training program for individual investigators, and completion of this program will also satisfy the educational requirement. The University of Rochester manual can be obtained through Centerwatch, Inc. at http://www.centerwatch.com/order/pubs_profs_protect.html. If an institution has already developed educational programs on the protection of research participants, completion of these programs will also satisfy the educational requirement.

      In addition, prior to the substitution of the principal investigator or any other individuals responsible for the design and conduct of the research under the contract, the contractor shall provide information in writing to the contracting officer describing the education in the protection of human subjects that has been completed by the replacement."